                                                                   EXHIBIT 10.10

                                 BIOSYNTECH INC.

                         UNSECURED CONVERTIBLE DEBENTURE

Date: July 8, 2003                                   Principal Sum: CDN $750,000
                                                          Maturity: July 8, 2004

            FOR  VALUE   RECEIVED,   BIOSYNTECH   Inc.   ("BIOSYNTECH")   hereby
acknowledges  itself indebted to and promises to pay to or to the order of Amine
Selmani.  ("SELMANI")  or  its  permitted  assignees  or  transferees  hereunder
("HOLDER")  on July 8, 2004 or on such earlier date as the  Principal Sum hereof may become due (the "MATURITY DATE"), the sum of CDN $750,000 in lawful money of
Canada at the principal  office of Holder located at 475 Armand  Frappier Blvd.,
Laval  Quebec  H7V 4B3,  or at such  other  place as  Holder  may  direct,  (the
"PRINCIPAL  OFFICE") and to pay interest on the Principal Sum outstanding at the rate and times and in the amounts set forth herein.

            This  Unsecured   Convertible   Debenture  (the   "DEBENTURE"),   is
convertible  into Shares of Common Stock of Biosyntech  (the "COMMON  STOCK") in
accordance  with,  and  is  otherwise  subject  to,  the  terms  and  conditions hereinafter set forth.

1.          INTEREST

            1.1       The Principal Sum outstanding  from time to time under the
                      Debenture  shall bear interest,  both before and after the
                      Maturity Date, Default and judgment, at an annual interest rate equal to seven percent (7%).  Interest  accrued prior and  after  the  Maturity  Date  will be paid on a monthly basis on the last  business day of each month,  by cheque, at the Principal Office.

2.          CONVERSION PRIVILEGE

            2.1       EXERCISE OF CONVERSION  PRIVILEGE.  Holder may convert the
                      Debenture, in whole or in part into shares of Biosyntech's
                      Common Stock (the "CONVERSION  PRIVILEGE") on the Maturity
                      Date or any business day  thereafter  until the  Debenture has  been  repaid  in full  (the  "CONVERSION  DATE"),  by
                      surrendering  the  Debenture  at  the  Principal   Office,
                      together  with a written  notice  stating  that Holder has elected to exercise  the  Conversion  Privilege  whereupon
                      Biosyntech  shall forthwith enter Holder or its nominee as the  holder of the  number of shares of Common  Stock into which the Debenture is converted.

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            2.2       The  number of shares  of Common  Stock to be issued  upon conversion of the Debenture shall be determined by using a conversion  rate  equal to U.S.  $0.35 per Share of Common
                      Stock,  based  on  the  exchange  rate  for  U.S.  dollars published by the Bank of Canada for the business day prior to the Conversion Date .

            2.3       FRACTIONAL  SHARES. If any fractional  interest in a Share would,  except for the  provisions of this  paragraph,  be deliverable upon the conversion hereof, Biosyntech may, in lieu  of  delivering  any  certificate  representing  such fractional  interest,  satisfy such fractional interest by paying to Holder an amount  corresponding  to the value of the fraction of a share.

3.          ISSUE OF SHARES

            Upon exercise of the Conversion Privilege Biosyntech shall forthwith cause  the  Holder to be  delivered  a  validly  issued  certificate representing  that  number  of shares  of  Common  Stock  that he is entitled to under the provisions of this Debenture.

4.          NO PREPAYMENT

            Biosyntech  may  not  prepay,  in  whole  or  in  part,  any  amount outstanding under the Debenture,  whether in principal,  interest or costs,  before the  Maturity  Date unless  otherwise  authorized  by
            Holder.

5.          ADJUSTMENTS

            5.1       The  number  of  shares   issuable  on  exercise  of  this
                      Debenture  and the  Conversion  Price  shall be subject to adjustment  from time to time in the event that Biosyntech shall:

                      (a)  pay a  dividend  in, or make a  distribution  of, its
                           Common Stock;

                      (b)  subdivide its outstanding Common Stock into a greater number of shares;

                      (c)  combine its  outstanding  Common  Stock into a lesser number of shares; or

                      (d)  spin-off a subsidiary by distributing,  as a dividend
                           or  otherwise,   shares  of  the  subsidiary  to  its
                           stockholders.

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                      In any such  case,  the  total  number of shares of Common
                      Stock  issuable  on  exercise  hereof   immediately  prior
                      thereto shall be adjusted so that Holder shall be entitled to receive,  at the same aggregate  Conversion  Price, the number of Shares of Common  Stock that  Holder  would have owned or would have been  entitled to receive  immediately following the  occurrence  of any of the events  described
                      above  had  this   Debenture   been   converted   in  full
                      immediately  prior to the occurrence (or applicable record date) of such event.  An adjustment  made pursuant to this section  shall,  in  the  case  of  a  stock  dividend  or distribution,  be made as of the record  date and,  in the case of a subdivision  or  combination,  be made as of the effective date thereof.  If, as a result of any adjustment pursuant to this section,  Holder shall become entitled to receive  shares  of two  or  more  classes  or  series  of securities  of  Biosyntech,  the  board  of  directors  of
                      Biosyntech shall equitably determine the allocation of the adjusted  exercise  price between or among shares or other units of such classes or series and shall notify Holder of such allocation.

            5.2       In the event of any reorganization or  recapitalization of
                      Biosyntech or in the event Biosyntech consolidates with or merges into or with  another  entity or  transfers  all or substantially  all of its assets to another  entity,  then and in each such event,  Holder,  upon  conversion of this
                      Debenture  as  provided  herein,  at any  time  after  the consummation  of  such  reorganization,  recapitalization, consolidation,  merger or transfer, shall be entitled, and the documents  executed to effectuate  such event shall so provide,  to  receive  the  stock or other  securities  or property to which  Holder  would have been  entitled  upon such  consummation  if Holder had converted this Debenture immediately prior thereto. In such case, the terms of this
                      Debenture  shall  survive  the  consummation  of any  such reorganization, recapitalization, consolidation, merger or transfer and shall be applicable to the shares of stock or other securities or property  receivable on the conversion of this Debenture after such consummation.

            5.3       Whenever a reference  is made in this section to the issue or sale of Shares of Common  Stock,  the term  "Shares  of
                      Common  Stock"  shall mean the  Shares of Common  Stock of
                      Biosyntech  of the class  authorized as of the date hereof and any other class of stock ranking on a parity with such
                      Shares of Common Stock.

            5.4       Whenever the number of Shares of Common Stock  purchasable upon exercise of this  Debenture or the  Conversion  Price shall be  adjusted as required  herein,  Biosyntech  shall forthwith file such  information with its secretary at its principal office,  and with the price determined as herein provided and setting  forth in detail the facts  requiring such adjustment.  Each such officer's certificate shall be

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                      made available at all  reasonable  times for inspection by
                      Holder  and  Biosyntech   shall,   forthwith   after  such
                      adjustment, deliver a copy of such certificate to Holder.

6.          ASSIGNMENT AND TRANSFER BY HOLDER

            6.1       Holder may, at its own cost,  without the prior consent of
                      Biosyntech,  assign and transfer  this  Debenture  and all
                      rights,   benefits  and  obligations   thereunder  to  any
                      affiliated party, and with the prior consent of Biosyntech which  shall not be  unreasonably  withheld,  to any third party;

            6.2       Upon Holder  making an  assignment  or transfer  permitted
                      hereunder,   Holder   shall  be  released   from   further
                      obligations  to  Biosyntech  and  the new  assignee  shall assume  such  obligations,  together  with the  associated rights,  without  novation.  Biosyntech  agrees to execute such  documents and perform such acts as may be reasonably
                      required   to  give   effect  to  any  such   transfer  or
                      assignment.

            6.3       This  Debenture  shall bind the  successors and assigns of
                      Biosyntech.

7.          MUTILATIONS, LOSS OR DESTRUCTION OF DEBENTURES

            In case this Debenture shall become mutilated or be lost,  destroyed or stolen, and in the absence of notice that this Debenture has been acquired  by a bona  fide  purchaser,  Biosyntech,  shall  issue and deliver a new  Debenture of like date and tenor upon  surrender  and cancellation  of the mutilated  Debenture or, in the case of a lost, destroyed or stolen Debenture, in lieu of and in substitution of the same. In the case of loss or destruction or theft, the applicant for a substituted Debenture shall furnish to Biosyntech such evidence of such  loss or  destruction  or theft as  shall  be  satisfactory  to
            Biosyntech in its discretion and, upon request of Biosyntech,  shall also furnish an indemnity or letter of credit of a Canadian  bank or such other indemnity as is satisfactory to it in its discretion. The applicant for a new or substituted  Debenture shall pay all expenses incidental to the issuance of such new or substituted Debenture.

8.          GOVERNING LAW

            The Debenture  shall be governed by and construed in accordance with the laws in force in the Province of Quebec.

IN WITNESS WHEREOF,  Biosyntech has duly executed and delivered the Debenture in favour of Holder as of the date first written above.

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                                         BIOSYNTECH  INC.

                                         Per:
                                              ----------------------------------
                                              Serge Savard
                                              Chairman of the Board

ACCEPTED as of the date first written above.

                                              ----------------------------------
                                              AMINE SELMANI.